UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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Fauquier Bankshares, Inc.

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Explanatory Note
     The purpose of this amendment to the definitive proxy statement (“Proxy Statement”) of Fauquier Bankshares, Inc. (the “Company”), filed with the Securities and Exchange Commission on April 16, 2010, is to make certain corrections to the compensation information provided for Randy K. Ferrell and Eric P. Graap with respect to benefits under the Company’s Supplemental Executive Retirement Plan (the “Executive SERP”).
     For Mr. Ferrell, the corrections are: (a) to decrease by $54,475 to $139,896 the amount shown for 2009 in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table on page 18 of the Proxy Statement, to decrease by $54,475 to $75,294 the change in value of the accumulated benefit under the Executive SERP from December 31, 2008 to December 31, 2009 indicated in footnote number 3 to such table, and to make a related adjustment to the amount shown for 2009 in the “Total” column in the table such that the amount is decreased by $54,475 to $571,443; (b) to decrease by $54,475 to $574,508 the present value of accumulated benefit under the Executive SERP as of December 31, 2009, as shown in the Pension Benefits Table on page 21 of the Proxy Statement; and (c) to increase by $50,363 to $70,601 the amounts shown in the table on page 27 of the Proxy Statement with respect to potential payments upon termination under the Executive SERP, and make related adjustments to the “Total Value” amounts in such table relating to those employment termination circumstances in which payments from the Executive SERP would contribute to Mr. Ferrell’s potential total compensation.
     For Mr. Graap, the corrections are: (a) to decrease by $86,819 to $69,732 the amount shown for 2009 in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table on page 18 of the Proxy Statement, to decrease by $86,819 to $37,574 the change in value of the accumulated benefit under the Executive SERP from December 31, 2008 to December 31, 2009 indicated in footnote number 3 to such table, and to make a related adjustment to the amount shown for 2009 in the “Total” column in the table such that the amount is decreased by $86,819 to $321,742; (b) to decrease by $86,819 to $184,892 the present value of accumulated benefit under the Executive SERP as of December 31, 2009, as shown in the Pension Benefits Table on page 21 of the Proxy Statement; and (c) to increase by $76,810 to $109,921 the amounts shown in the table on page 28 of the Proxy Statement with respect to potential payments upon termination under the Executive SERP, and make related adjustments to the “Total Value” amounts in such table relating to those employment termination circumstances in which payments from the Executive SERP would contribute to Mr. Graap’s potential total compensation.
     The tables referenced above have been revised to reflect the corrected information and are presented on the following pages. The revised tables should be substituted for the corresponding tables appearing in the Proxy Statement.

Summary Compensation Table

					Change in
					Pension Value
					and
					Nonqualified
				Non-Equity	Deferred
				Incentive Plan	Compensation	All Other
Name and		Salary	Stock Awards	Compensation	Earnings	Compensation		Total
Principal Position	Year	($)	($)[1]	($)[2]	($)[3]	($)		($)
Randy K. Ferrell President & Chief Executive Officer	2009	250,000	87,502	60,000	139,896	34,045	[4]	571,443
	2008	250,000	69,561	—	281,685	35,271		636,517
	2007	235,645	66,751	77,292	151,279	36,923		567,890
Gregory D. Frederick Former Chief Operating Officer[5]	2009	132,500	2,686	—	—	152,442	[6]	287,628
	2008	159,000	1,126	—	40,484	19,369		219,979
	2007	150,000	—	36,900	9,454	15,904		212,258
Eric P. Graap Chief Financial Officer	2009	166,000	41,508	29,880	69,732	14,622	[7]	321,742
	2008	166,000	28,409	—	128,903	13,086		336,398
	2007	154,000	26,797	31,570	44,548	13,853		270,768
(footnotes 1, 2 and 4-7 in the Proxy Statement are unchanged; footnote 3 is revised in its entirety as set forth below)

(3)	The amounts in this column reflect the combined change in value of each NEO’s accumulated benefit under the Pension Plan and the Executive SERP. Mr. Ferrell’s change in accumulated benefit reflects a $64,602 increase with respect to the Pension Plan and a $75,294 increase with respect to the Executive SERP. Mr. Frederick’s change in accumulated benefit reflects a $21,978 decrease with respect to the Pension Plan and a $27,960 decrease with respect to the Executive SERP. Mr. Graap’s change in accumulated benefit reflects a $32,158 increase with respect to the Pension Plan and a $37,574 increase with respect to the Executive SERP. Because none of the NEOs had reached age 60 as of December 31, 2009, none are currently entitled to receive the amount of benefit reflected in the table for the Executive SERP because such amounts are not yet vested.

Pension Benefits
Fiscal 2009

		Number of Years	Present Value of	Payments
		Credited Service [1]	Accumulated Benefit [2]	During Last Fiscal Year
Name	Plan Name	(#)	($)	($)
Randy K. Ferrell	Pension Plan	15	411,076	—
	Executive SERP	15.25	574,508	—
Gregory D. Frederick	Pension Plan	—	—	—
	Executive SERP	—	—	—
Eric P. Graap	Pension Plan	9	166,454	—
	Executive SERP	9.0833	184,892	—
(footnotes to table in the Proxy Statement are unchanged)

Potential Payments Upon Termination or Change in Control

	Termination with no Change in Control							Termination with Change in Control
					Termina-								Termina-
				Termina-	tion by							Termina-	tion by
				tion by	Company							tion by	Company
				Company	for Cause							Company	for Cause
				without	or							without	or
				Cause or	Resigna-		Change in					Cause or	Resigna-	Resignation of
				Resigna-	tion of		Control					Resigna-	tion of	Executive for
				tion of	Executive		with or					tion of	Executive	Other than
Executive Benefits and				Executive	without		without					Executive	without	Good Reason
Payments Upon				for Good	Good		Termination					for Good	Good	including
Termination	Death		Disability[1]	Reason	Reason	Retirement	[2]	Death		Disability		Reason [3]	Reason	Retirement
Randy K. Ferrell – Chief Executive Officer
Compensation:
Base Salary	$62,500		—	—	—	—	—	$62,500		$62,500		—	—	—
Long-Term Incentive:
Restricted Stock Vesting	188,412		$188,412	$188,412	—	$188,412	$188,412	—		—		—	—	—
Tax Liability due to Vesting	—		—	—	—	—	60,292	—		—		—	—	—
Benefits and Perquisites:
Severance:
Base Salary Continuation	—		—	500,000	—	—	—	—		—		$926,900	—	—
Current Year Prorated Bonus	60,000		60,000	60,000	—	60,000	—	60,000		60,000		60,000	—	$60,000
Bonus Continuation	—		—	60,000	—	—	—	—		—		—	—	—
Health and Welfare Coverage	—		—	34,713 [4]	—	—	—	52,070	[4]	52,070	[4]	52,070 [4]	—	—
Long-Term Disability	—		156	9,014	—	—	—	—		156		13,521	—	—
Executive Split Dollar Insurance	—	[5]	—	—	—	—	—	—		—		—	—	—
Executive Survivor Income	75,000		—	—	—	—	—	75,000		—		—	—	—
Enhanced Retirement Program Benefits	—		—	—	—	—	—	—		—		156,512 [5]	—	—
Executive SERP	—		—	—	—	—	—	70,601		70,601		70,601	—	70,601
Total Value	$385,912		$248,568	$852,139	—	$248,412	$248,704	$320,171		$245,327		$1,279,604	—	$130,601
(footnotes to table in Proxy Statement are unchanged)

	Termination with no Change in Control						Termination with Change in Control
				Termina-						Termina-
			Termina-	tion by					Termina-	tion by
			tion by	Company					tion by	Company
			Company	for Cause					Company	for Cause
			without	or					without	or
			Cause or	Resigna-					Cause or	Resigna-	Resignation of
			Resigna-	tion of		Change in			Resigna-	tion of	Executive for
			tion of	Executive		Control with			tion of	Executive	Other than
Executive Benefits			Executive	without		or without			Executive	without	Good Reason
and Payments Upon			for Good	Good		Termina-			for Good	Good	including
Termination	Death	Disability [1]	Reason	Reason	Retirement	tion [2]	Death	Disability	Reason [3]	Reason	Retirement
Eric P. Graap – Chief Financial Officer
Compensation:
Annual Incentive	$29,880	$29,880	$29,880	—	$29,880	—	$29,880	$29,880	—	—	$29,880
Long-Term Incentive:
Restricted Stock Vesting	83,807	83,807	83,807	—	83,807	$83,807	—	—	—	—	—
Tax Liability due to Vesting	—	—	—	—	—	—	—	—	—	—	—
Benefits and Perquisites:
Severance:
Base Salary Continuation	—	—	—	—	—	—	—	—	$585,681	—	—
Current Year Prorated Bonus	—	—	—	—	—	—	—	—	29,880	—	—
Bonus Continuation	—	—	—	—	—	—	—	—	—	—	—
Health and Welfare Coverage	—	—	—	—	—	—	—	—	57,135 [4]	—	—
Long-Term Disability	—	113	—	—	—	—	—	113	7,129	—	—
Executive Survivor Income	75,000	—	—	—	—	—	75,000	—	—	—	—
Enhanced Retirement Program Benefits	—	—	—	—	—	—	—	—	82,313 [5]	—	—
Executive SERP	—	—	—	—	—	—	109,921	109,921	109,921	—	109,921
Total Value	$188,687	$113,800	$113,687	—	$113,687	$83,807	$214,801	$139,914	$872,059	—	$139,801
(footnotes to table in Proxy Statement are unchanged)